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                                                                  EXHIBIT 99.A10

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1221 Avenue of the Americas, New York, NY 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

     SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on December 12, 2002 adopted a resolution adding two portfolios and increasing the total number of shares of stock which the Corporation shall have the authority to issue from twenty-four billion (24,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-four million dollars ($24,000,000) and designated and classified in twenty-three portfolios as follows:

NAME OF CLASS                                  NUMBER OF SHARES OF COMMON STOCK
                                                  CLASSIFIED AND ALLOCATED

Money Market Portfolio Class I                         1,000,000,000
Money Market Portfolio Class II                        1,000,000,000
Fixed Income Portfolio Class I                           500,000,000
Fixed Income Portfolio Class II                          500,000,000
High Yield Portfolio Class I                             500,000,000
High Yield Portfolio Class II                            500,000,000
International Fixed Income Portfolio Class I             500,000,000
International Fixed Income Portfolio Class II            500,000,000
Emerging Markets Debt Portfolio Class I                  500,000,000
Emerging Markets Debt Portfolio Class II                 500,000,000
Balanced Portfolio Class I                               500,000,000
Balanced Portfolio Class II                              500,000,000
Multi-Asset-Class Portfolio Class I                      500,000,000
Multi-Asset-Class Portfolio Class II                     500,000,000
Equity Growth Portfolio Class I                          500,000,000
Equity Growth Portfolio Class II                         500,000,000
Value Portfolio Class I                                  500,000,000
Value Portfolio Class II                                 500,000,000
Core Equity Portfolio Class I                            500,000,000
Core Equity Portfolio Class II                           500,000,000
Mid Cap Growth Portfolio Class I                         500,000,000
Mid Cap Growth Portfolio Class II                        500,000,000
Mid Cap Value Portfolio Class I                          500,000,000
Mid Cap Value Portfolio Class II                         500,000,000
U.S. Real Estate Portfolio Class I                       500,000,000
U.S. Real Estate Portfolio Class II                      500,000,000
Global Value Equity Portfolio Class I                    500,000,000
Global Value Equity Portfolio Class II                   500,000,000

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International Magnum Portfolio Class I                   500,000,000
International Magnum Portfolio Class II                  500,000,000
Emerging Markets Equity Portfolio Class I                500,000,000
Emerging Markets Equity Portfolio Class II               500,000,000
Asian Equity Portfolio Class I                           500,000,000
Asian Equity Portfolio Class II                          500,000,000
Latin American Portfolio Class I                         500,000,000
Latin American Portfolio Class II                        500,000,000
Active International Allocation Portfolio Class I        500,000,000
Active International Allocation Portfolio Class II       500,000,000
Technology Portfolio Class I                             500,000,000
Technology Portfolio Class II                            500,000,000
Targeted Duration Portfolio Class I                      500,000,000
Targeted Duration Portfolio Class II                     500,000,000
Investment Grade Fixed Income Portfolio Class I          500,000,000
Investment Grade Fixed Income Portfolio Class II         500,000,000
Capital Preservation Portfolio Class I                   500,000,000
Capital Preservation Portfolio Class II                  500,000,000

to twenty-six billion (26,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-six million dollars ($26,000,000) and designated and classified in twenty-five portfolios as follows:

NAME OF CLASS                                  NUMBER OF SHARES OF COMMON STOCK
                                                  CLASSIFIED AND ALLOCATED

Money Market Portfolio Class I                         1,000,000,000
Money Market Portfolio Class II                        1,000,000,000
Fixed Income Portfolio Class I                           500,000,000
Fixed Income Portfolio Class II                          500,000,000
High Yield Portfolio Class I                             500,000,000
High Yield Portfolio Class II                            500,000,000
International Fixed Income Portfolio Class I             500,000,000
International Fixed Income Portfolio Class II            500,000,000
Emerging Markets Debt Portfolio Class I                  500,000,000
Emerging Markets Debt Portfolio Class II                 500,000,000
Balanced Portfolio Class I                               500,000,000
Balanced Portfolio Class II                              500,000,000
Multi-Asset-Class Portfolio Class I                      500,000,000
Multi-Asset-Class Portfolio Class II                     500,000,000
Equity Growth Portfolio Class I                          500,000,000
Equity Growth Portfolio Class II                         500,000,000
Value Portfolio Class I                                  500,000,000
Value Portfolio Class II                                 500,000,000
Core Equity Portfolio Class I                            500,000,000
Core Equity Portfolio Class II                           500,000,000
Mid Cap Growth Portfolio Class I                         500,000,000
Mid Cap Growth Portfolio Class II                        500,000,000
Mid Cap Value Portfolio Class I                          500,000,000
Mid Cap Value Portfolio Class II                         500,000,000
U.S. Real Estate Portfolio Class I                       500,000,000
U.S. Real Estate Portfolio Class II                      500,000,000

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Global Value Equity Portfolio Class I                    500,000,000
Global Value Equity Portfolio Class II                   500,000,000
International Magnum Portfolio Class I                   500,000,000
International Magnum Portfolio Class II                  500,000,000
Emerging Markets Equity Portfolio Class I                500,000,000
Emerging Markets Equity Portfolio Class II               500,000,000
Asian Equity Portfolio Class I                           500,000,000
Asian Equity Portfolio Class II                          500,000,000
Latin American Portfolio Class I                         500,000,000
Latin American Portfolio Class II                        500,000,000
Active International Allocation Portfolio Class I        500,000,000
Active International Allocation Portfolio Class II       500,000,000
Technology Portfolio Class I                             500,000,000
Technology Portfolio Class II                            500,000,000
Targeted Duration Portfolio Class I                      500,000,000
Targeted Duration Portfolio Class II                     500,000,000
Investment Grade Fixed Income Portfolio Class I          500,000,000
Investment Grade Fixed Income Portfolio Class II         500,000,000
Capital Preservation Portfolio Class I                   500,000,000
Capital Preservation Portfolio Class II                  500,000,000
Global Franchise Portfolio Class I                       500,000,000
Global Franchise Portfolio Class II                      500,000,000
Equity and Income Portfolio Class I                      500,000,000
Equity and Income Portfolio Class II                     500,000,000


     THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the Maryland General Corporation Law and Article FIFTH of the Corporation's Articles of Incorporation.

     FOURTH: The description of the shares of stock designated and classifed as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Incorporation and has not changed in connection with these Articles of Amendment to the Articles of Incorporation.

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     IN WITNESS WHEREOF, The Universal Institutional Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on this 19th day of December, 2002.

                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       By: /s/ Ronald E. Robison
                                           -------------------------------------
                                           Ronald E. Robison
                                           President

[SEAL]

Attest:


/S/ Mary E. Mullin
---------------------------
Mary E. Mullin
Secretary

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     THE UNDERSIGNED, President of The Universal Institutional Funds, Inc., who
executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                       By: /s/ Ronald E. Robison
                                           -------------------------------------
                                           Ronald E. Robison
                                           President